FAIR VALUE MEASUREMENTS (Q2)	6 Months Ended
Jun. 30, 2022
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
NOTE 15 – FAIR VALUE MEASUREMENTS
The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities).
The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:
Level 1:
Valuation is based on unadjusted quoted prices in active markets for identical assets and liabilities that are accessible at the reporting date. Because valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

Level 2:
Valuation is determined from pricing inputs that are other than quoted prices in active markets that are either directly or indirectly observable as of the reporting date. Observable inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and interest rates and yield curves that are observable at commonly quoted intervals.

Level 3:
Valuation is based on inputs that are both significant to the fair value measurement and unobservable. Level 3 inputs include situations where there is little, if any, market activity for the financial instrument. The inputs into the determination of fair value generally require significant management judgment or estimation. .

Liabilities measured at fair value on a recurring basis
The balances of the Company’s liabilities measured at fair value on a recurring basis as of June 30, 2022, are as follows (in thousands):
	Level 1	Level 2	Level 3	Total Fair Value
Liabilities:
Senior secured convertible note	$—	$—	$9,843	$9,843
Private warrants	—	606	—	606
Public warrants	1,010	—	—	1,010
	$1,010	$606	$9,843	$11,459
The following is a description of the methodologies used to estimate the fair values of liabilities measured at fair value on a recurring basis and within the fair value hierarchy which is warrant and senior secured convertible note.
Warrant liabilities
Prior to the business combination, TCAC issued warrants to purchase 10,000,000 Class A ordinary shares at a price of $11.50 per whole share, as part of the units offered by the prospectus for their initial public offering and, simultaneously with the closing of their initial public offering, issued in a private placement an aggregate of 6,000,000 private placement warrants, each exercisable to purchase one Class A ordinary share at a price of $11.50 per share.
The Company utilize a fair value approach to account for its warrants based on the quoted price at June 30, 2022, the calculation is consistent with ASC 820, Fair Value Measurement, with changes in fair value recorded in current earnings.
The Company performed a valuation at June 30, 2022 resulting in a value of approximately $1.6 million using a closing price of $0.101 for the public and private warrants.
Senior secured convertible notes
In connection with the business combination, on June 14, 2022, the Company issued $11.0 million in aggregate principal amount of Secured Convertible Notes, issued at a discount of $1.0 million, with proceeds of $10.0 million received on the Closing Date. Additionally, the Company entered into a warrant agreement with the holders for a warrant to purchase 586,980 shares with an initial exercise price of $12.00.
The Company determined that the Secured Convertible Notes meet the variable share obligations requirements under ASC 480, Distinguishing Liabilities From Equity, as a result is classified as a liability measure at fair value, with changes in fair value recognized in earnings.
The Company adopted ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and elected to carry the Secured Convertible Notes along with the Convertible Warrant at fair value. The fair value is determined in accordance with ASC 820, Fair Value Measurement, utilizing the discount, interest rate and the fair value of the associated warrants.
Changes in Fair Value
The following tables provides a roll-forward in the changes in fair value for the six months ended June 30, 2022, for all liabilities for which the Company determines fair value on a recurring basis (in thousands):
Warrants
Balance, January 1, 2022	$—
Assumed in business combination	4,496
Change in fair value	(2,880)
Balance, June 30, 2022	$1,616
Changes in fair value included in earnings for the period relating to liabilities held at June 30, 2022	$(2,880)
Senior Secured Convertible Note
Balance, January 1, 2022	$—
Issued in business combination	11,000
Valuation adjustment at business combination	(1,146)
Change in fair value	(11)
Balance, June 30, 2022	$9,843
Changes in fair value included in earnings for the period relating to liabilities held at June 30, 2022	$(11)
There were no transfers of financial liabilities between levels of the fair value hierarchy during the six months ended June 30, 2022.
Other Fair Value Considerations – Carrying value of accounts receivables, contract assets, prepaid expenses and other assets, accounts payable and accrued expenses approximate fair value due to their short-term maturities and/or low credit risk.